SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Table of Contents

Page
Financial Statement Data
Consolidated statements of operations (unaudited)	1
Consolidated balance sheets (unaudited)	2
Supplemental balance sheet detail	3
Components of rental income, other income and corporate overhead	4
Reconciliation of funds from operations - including pro-rata share of unconsolidated properties	5
Reconciliation of net operating income growth for comparable properties - including pro-rata share of unconsolidated properties	6

Debt Information
Summary of debt	7
EBITDAre	8

Operational Data
Operating metrics	9
Leasing results and base rent psf	10
Releasing spreads	11
Top 10 tenants	12
Lease expirations	13

Development Activity
Capital expenditures	14
Redevelopment projects	15
Department store repositioning status	16

Property Information
Property information	17-19

Other
Non-GAAP pro-rata financial information	20
Proportionate share of unconsolidated properties - statements of operations (unaudited)	21
Proportionate share of unconsolidated properties - balance sheet (unaudited)	22
Glossary of terms	23

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended March 31,
	2021	2020

Revenue:
Rental income (see components on page 4)	$127,544	$147,233
Other income (see components on page 4)	4,389	5,367
Total revenues	131,933	152,600

Expenses:
Property operating	(39,450)	(37,280)
Real estate taxes	(18,817)	(20,252)
Advertising and promotion	(1,649)	(1,804)
Total recoverable expenses	(59,916)	(59,336)
Depreciation and amortization	(52,255)	(59,704)
General and administrative (1)	(28,375)	(12,264)
Ground rent	(206)	(122)
Impairment loss	—	(1,319)
Total operating expenses	(140,752)	(132,745)

Interest expense, net	(51,551)	(38,635)
Gain on disposition of interests in properties, net	2,462	26,755
Income and other taxes	281	617
Loss from unconsolidated entities, net	(2,207)	(1,032)

Net (loss) income	(59,834)	7,560
Net (loss) income attributable to noncontrolling interests	(7,965)	677
Net (loss) income attributable to the Company	(51,869)	6,883
Less: Preferred share dividends declared	—	(3,508)
Less: Preferred share dividends undeclared	(3,508)	—
Net (loss) income attributable to common shareholders	$(55,377)	$3,375

(Loss) income per common share, basic and diluted	$(2.52)	$0.16

(1) General and administrative for the quarter ended March 31, 2021 includes $14,451 of corporate debt restructuring costs.

    SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	March 31,	December 31,
	2021	2020
Assets:
Investment properties at cost	$5,728,929	$5,688,526
Construction in progress	162,943	185,275
	5,891,872	5,873,801
Less: accumulated depreciation	2,580,504	2,539,745
	3,311,368	3,334,056

Cash and cash equivalents	57,074	92,618
Tenant receivables and accrued revenue, net (see components on page 3)	102,561	132,610
Investment in and advances to unconsolidated entities, at equity	415,134	416,339
Deferred costs and other assets (see components on page 3)	142,779	129,724
Total assets	$4,028,916	$4,105,347

Liabilities:
Mortgage notes payable	$1,097,908	$1,101,653
Notes payable	711,174	710,476
Term loans	682,428	681,563
Revolving credit facility	640,742	639,976
Other Indebtedness	89,588	87,807
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	248,737	276,086
Distributions payable	331	3,323
Total liabilities	3,470,908	3,500,884

Redeemable noncontrolling interests	3,325	3,265

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	106,126	104,251
Series I Cumulative Redeemable Preferred Stock	99,958	98,325
Common stock	2	2
Capital in excess of par value	1,310,220	1,262,524
Accumulated deficit	(968,505)	(913,128)
Accumulated other comprehensive loss	—	(12,124)
Total stockholders' equity	547,801	539,850
Noncontrolling interests	6,882	61,348
Total equity	554,683	601,198
Total liabilities, redeemable noncontrolling interests and equity	$4,028,916	$4,105,347

    SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	March 31,	December 31,
	2021	2020

Tenant receivables and accrued revenue, net:
Straight-line receivable, net of reserve	$42,239	$41,870
Tenant receivable	54,182	82,290
Deferred receivable	15,056	17,993
Unbilled receivables and other	45,840	45,294
Allowance for doubtful accounts, net	(54,756)	(54,837)
Total	$102,561	$132,610

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$36,422	$38,690
In place lease intangibles, net	18,277	19,173
Acquired above market lease intangibles, net	8,584	9,232
Right of use asset	10,777	11,244
Mortgage and other escrow deposits	38,595	37,614
Prepaids, notes receivable and other assets, net	30,124	13,771
Total	$142,779	$129,724

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$177,916	$194,892
Below market lease intangibles, net	40,163	41,773
Lease liability	10,777	11,244
Deferred revenues and deposits	19,881	28,177
Total	$248,737	$276,086

        SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF RENTAL INCOME, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended March 31,
	2021	2020

Components of Rental Income:
Base rent (1)	$93,389	$103,689
Mark-to-market adjustment	962	1,106
Straight-line rents, net	198	(1,621)
Temporary tenant rents, net	3,372	3,212
Overage rent	1,717	2,281
Tenant reimbursements	32,886	41,064
Lease termination income	554	79
Change in estimate of collectibility of rental income	(5,534)	(2,577)
Total Rental Income	$127,544	$147,233

Components of Other Income:
Sponsorship and other ancillary property income	$1,440	$1,692
Fee income	2,481	2,186
Other	468	1,489
Total Other Income	$4,389	$5,367

Components of Corporate Overhead:
General & administrative - other, excluding corporate debt restructuring costs	$13,924	$12,264
Internal corporate overhead allocated to operating expense	6,201	6,398
Total Corporate Overhead	$20,125	$18,662

(1) For the three months ended March 31, 2021, Base rent is net of $6.5 million of executed abatements as well as an accrual for abatements not yet processed.

    SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended March 31,
	2021	2020
Funds from Operations ("FFO"):
Net (loss) income	$(59,834)	$7,560
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)
Real estate depreciation and amortization, including joint venture impact	60,964	69,769
(Gain) on disposition of interests in properties, net including impairment loss	(1,304)	(24,110)
FFO	$(3,742)	$49,651

Adjusted Funds from Operations:
FFO	$(3,742)	$49,651
Restructuring costs related to corporate debt	14,451	—
Reclassification of accumulated other comprehensive loss upon discontinuation of hedge accounting	12,124	—
Adjusted FFO	$22,833	$49,651

Weighted average common shares outstanding - diluted	25,201	24,950

FFO per diluted share	$(0.15)	$1.99
Total adjustments	$1.05	$—
Adjusted FFO per diluted share	$0.90	$1.99

Non-cash items included in FFO:
Non-cash stock compensation expense	$1,311	$1,866
Straight-line adjustments, net of bad debt, as an increase (decrease) to minimum rents (1)	$503	$(1,991)
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$474	$479
Fair value of debt amortized as a decrease to interest expense (1)	$454	$925
Loan fee amortization and bond discount (1)	$3,289	$1,862
Mark-to-market/inducement adjustment as a net increase to base rents (1)	$1,429	$2,238
Non-real estate depreciation (1)	$1,981	$2,324

(1) Includes the pro-rata share of the joint venture properties.

    SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended March 31,
	2021	2020	Variance $

Reconciliation of Comp NOI to Net (Loss) Income:
Net (loss) income	$(59,834)	$7,560	$(67,394)

Loss from unconsolidated entities	2,207	1,032	1,175
Income and other taxes	(281)	(617)	336
Gain on disposition of interests in properties, net	(2,462)	(26,755)	24,293
Interest expense, net	51,551	38,635	12,916
Operating (Loss) Income	(8,819)	19,855	(28,674)

Depreciation and amortization	52,255	59,704	(7,449)
Impairment loss	—	1,319	(1,319)
General and administrative	28,375	12,264	16,111
Fee income	(2,481)	(2,186)	(295)
Management fee allocation	51	—	51
Pro-rata share of unconsolidated joint ventures in comp NOI	14,834	17,360	(2,526)
Property allocated corporate expense	5,423	5,379	44
Non-comparable properties and other (1)	12	(1,235)	1,247
NOI from sold properties	(4)	(100)	96
Termination income	(554)	(79)	(475)
Straight-line rents, net of change in assessment of collectibility	(198)	1,621	(1,819)
Ground lease adjustments for straight-line and fair market value	7	5	2
Fair market value and inducement adjustments to base rents	(933)	(985)	52
Less: Tier 2 and noncore properties (2)	(8,507)	(16,686)	8,179

Comparable NOI - Tier 1 and Open Air properties	$79,461	$96,236	$(16,775)
Comparable NOI percentage change - Tier 1 and Open Air properties			-17.4%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses (such as hurricane related expenses), as well as material insurance proceeds and other non-recurring income received in the periods presented. This also includes adjustments related to the rents from the outparcels sold to Four Corners and from unmanaged properties.
(2) NOI from the Tier 2 and noncore properties held in each period presented.

	Three Months Ended March 31,
	2021	2020	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$94,517	$100,825	$(6,308)	-6.3%
Overage rent	1,624	2,280	(656)	-28.8%
Tenant reimbursements	33,451	40,607	(7,156)	-17.6%
Change in estimate of collectibility of rental income	(2,280)	(2,152)	(128)	-5.9%
Other	1,304	2,198	(894)	-40.7%
Total revenue	128,616	143,758	(15,142)	-10.5%

Expenses:
Recoverable expenses - operating	(28,852)	(27,382)	(1,470)	-5.4%
Recoverable expenses - real estate taxes	(19,163)	(19,023)	(140)	-0.7%
Ground rent	(1,140)	(1,117)	(23)	-2.1%
Total operating expenses	(49,155)	(47,522)	(1,633)	-3.4%

Comp NOI - Excluding Tier 2 and Noncore properties	$79,461	$96,236	$(16,775)	-17.4%

Comp NOI - Tier 1 enclosed retail properties	$50,739	$63,514	$(12,775)	-20.1%
Comp NOI - Open Air properties	$28,722	$32,722	$(4,000)	-12.2%
    SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 3/31/2021	Total Debt, Including WPG Share of Unconsolidated Entities as of 3/31/2021	Total Debt as of 12/31/2020	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2020	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Total debt, including WPG share of unconsolidated entities but excluding other indebtedness:
Mortgage debt
Fixed	$1,035,515	$1,035,515	$1,039,375	$1,039,375	2021	$380,613	4.5%	$—		$380,613	4.5%
Variable	65,000	65,000	65,000	65,000	2022	126,080	5.0%	997,000	4.6%	1,123,080	4.7%
Debt issuance costs	(3,979)	(3,979)	(4,407)	(4,407)	2023	62,679	4.5%	340,000	4.9%	402,679	4.8%
Fair value debt adjustments	1,372	1,372	1,685	1,685	2024	280,484	4.0%	720,900	6.5%	1,001,384	5.8%
Total mortgage debt	1,097,908	1,097,908	1,101,653	1,101,653	2025	362,233	3.9%	—		362,233	3.9%
					2026	12,028	4.3%	—		12,028	4.3%
Corporate debt					2027	191,596	4.3%	—		191,596	4.3%
Credit facility	647,000	647,000	647,000	647,000	2028	—		—		—
Term loans	690,000	690,000	690,000	690,000	2029	292,158	4.4%	—		292,158	4.4%
Bonds payable	720,900	720,900	720,900	720,900	2030	—		—		—
Debt issuance costs & discounts	(23,556)	(23,556)	(25,885)	(25,885)	2031	—		—		—
Total corporate debt (4)	2,034,344	2,034,344	2,032,015	2,032,015	Thereafter	1,920	4.7%	—		1,920	4.7%
Total mortgage and corporate debt	3,132,252	3,132,252	3,133,668	3,133,668	Fair value,debt issuance cost, and debt discount adjustments	(1,386)		(23,556)		(24,942)
Other indebtedness, net of issuance costs & future accretion (2)	89,588	89,588	87,807	87,807	Total debt	$1,708,405	4.3%	$2,034,344	5.4%	$3,742,749	4.9%
Total consolidated debt	$3,221,840	$3,221,840	$3,221,475	$3,221,475

Unconsolidated debt:					Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate
Mortgage loans payable	$1,209,240	$609,276	$1,212,218	$610,682
Debt issuance costs	(3,475)	(1,772)	(3,683)	(1,877)
Fair value debt adjustments	5,868	2,993	6,144	3,133
Total unconsolidated debt	$1,211,633	$610,497	$1,214,679	$611,938	Total consolidated debt excluding other indebtedness:

Total debt:	$4,433,473	$3,832,337	$4,436,154	$3,833,413	2021	$345,414	4.4%	$—		$345,414	4.4%
					2022	126,080	5.0%	997,000	4.6%	1,123,080	4.7%
	% of Total Debt as of 3/31/21	Our Share of Total Debt as of 3/31/21	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity	2023	56,379	4.7%	340,000	4.9%	396,379	4.8%
					2024	280,484	4.0%	720,900	6.5%	1,001,384	5.8%
					2025	—				—
Consolidated debt excluding other indebtedness:					2026	—				—
Fixed	56%	$1,744,082	5.3%	3.4	2027	—				—
Variable	44%	1,388,170	4.6%	1.7	2028	—				—
Total Consolidated (3)	100%	$3,132,252	5.0%	2.6	2029	292,158	4.4%			292,158	4.4%
					2030	—				—
Unconsolidated debt:					2031	—				—
Fixed	99%	$604,197	4.1%	4.5	Thereafter	—				—
Variable	1%	6,300	2.6%	1.8	Fair value,debt issuance cost, and debt discount adjustments	(2,607)		(23,556)		(26,163)
Total Unconsolidated	100%	$610,497	4.1%	4.5	Total debt	$1,097,908	4.4%	$2,034,344	5.4%	$3,132,252	5.0%

Total debt excluding other indebtedness:
Fixed	63%	$2,348,279	5.0%	3.7
Variable	37%	1,394,470	4.6%	1.7
Total debt	100%	$3,742,749	4.9%	2.9

(1) Includes extension options
(2) The Company had a seller financing receivable of $55 million with Mall Ground Portfolio, LLC that offset the $97.6 million net indebtedness at December 31, 2019. During the quarter ended June 30, 2020, the Company settled the seller financing receivable with a combination of cash and reduced future monthly payments. The present value of the reduced payments was reclassified to other indebtedness. The difference between the $89.6 million net carrying value and the $109.3 million repurchase option is being accreted through interest expense over the repurchase option period.
(3) Excluded is other indebtedness of $89,588 with a weighted average interest rate of 8.5% and weighted average years to maturity of approximately 28.8 years.
(4) Corporate debt includes $485,250 of secured credit facility and $517,500 of secured term loans.
            SUPPLEMENTAL INFORMATION | 7

EBITDAre
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended March 31,
	2021	2020
Calculation of EBITDAre:
Net (loss) income	$(59,834)	$7,560
Interest expense, net	51,551	38,635
Income and other taxes	(281)	(617)
Depreciation and amortization	52,255	59,704
Gain on disposition of interests in properties, net	(1,304)	(24,785)
Impairment loss	—	1,319
Pro-rata share of unconsolidated entities, net	16,732	18,432
EBITDAre (1)	59,119	100,248
Reclassification of accumulated other comprehensive loss upon discontinuation of hedge accounting	12,124	—
Adjusted EBITDAre	71,243	100,248

(1) EBITDAre is calculated consistent with the NAREIT definition.

    SUPPLEMENTAL INFORMATION | 8

OPERATING METRICS
Washington Prime Group Inc.
As of March 31, 2021

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy % (1)		Store Sales Per Square Foot for 12 Months Ended (1)		Store Occupancy Cost % (1)		% of Total Comp NOI for 3 Months Ended 3/31/21	NOI Growth for 3 Months Ended 3/31/21	Releasing Spreads Trailing Twelve Months Ended 2021
		3/31/21	3/31/20	3/31/21 (6)	3/31/20	3/31/21 (6)	3/31/20

Open Air Properties	47	93.4%	96.6%					32.7%	-12.2%	-1.4%
Tier 1 Enclosed Retail Properties	36	88.1%	89.9%	not reported	$435	not reported	11.1%	57.7%	-20.1%	-13.6%
Tier 1 and Open Air	83	90.8%	93.3%					90.4%	-17.4%	-8.6%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1					TIER 2			NONCORE

Arbor Hills		Morgantown Mall			Boynton Beach Mall			Anderson Mall (4)(7)
Arboretum, The		Northtown Mall			Chautauqua Mall			Brunswick Square (7)
Ashland Town Center		Northwoods Mall			Indian Mound Mall			Charlottesville Fashion Square (2)
Bowie Town Center		Oklahoma City Properties			Lima Mall			Cottonwood Mall (7)
Clay Terrace		Orange Park Mall			Maplewood Mall			Dayton Mall (7)
Edison Mall		Paddock Mall			New Towne Mall			Lincolnwood Town Center (5)(7)
Grand Central Mall		Pearlridge Center			Rolling Oaks Mall			Muncie Mall (3)
Great Lakes Mall		Polaris Fashion Place			Sunland Park Mall			Oak Court Mall (7)
Irving Mall		Scottsdale Quarter			Westminster Mall			Port Charlotte Town Center (7)
Jefferson Valley Mall		Southern Hills Mall
Lindale Mall		Southern Park Mall
Longview Mall		Southgate Mall
Malibu Lumber Yard		The Outlet Collection | Seattle
Mall at Fairfield Commons, The		Town Center at Aurora
Mall at Johnson City, The		Town Center Crossing & Plaza
Markland Mall		Waterford Lakes Town Center
Melbourne Square		Weberstown Mall
Mesa Mall		WestShore Plaza

(1) Metrics include properties owned and managed as of March 31, 2021, and exclude Tier 2 and Noncore properties.
(2) On March 17, 2020, the Company received notification that a receiver was appointed to manage and lease Charlottesville Fashion Square. An affiliate of the Company still holds title to the property.
(3) On April 14, 2020, the Company received notification that a receiver was appointed to manage and lease Muncie Mall. An affiliate of the Company still holds title to the property.
(4) On March 8, 2021, the Company received notification that a receiver was appointed to manage and lease Anderson Mall. An affiliate of the Company still holds title to the property.
(5) On April 8, 2021, the Company received notification that a receiver was appointed to manage and lease Lincolnwood Town Center. An affiliate of the Company still holds title to the property.
(6) Since Q2 2020, the annual sales and occupancy cost % are not being reported as most of the stores were temporarily closed for approximately 2 months, resulting in incomplete data during the trailing 12 months. As properties were closed in March 2020, the quarterly comparable sales are not comparable. Comp sales Q121 compared to Q119 increased 8% for the Tier 1 properties.
(7) Property changed Tiers during the quarter ended March 31, 2021.

    SUPPLEMENTAL INFORMATION | 9

LEASING RESULTS AND BASE RENT PSF
Washington Prime Group Inc.
Year-to-date through March 31, 2021

Leasing Results- Comparable Properties
No Exclusions

	2021 Year-to-Date						Change from Prior YTD
	New		Renewal		Total		Total
	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft
Tier 1 Enclosed Retail Properties	30	91,077	146	603,719	176	694,796	47%	21%
Open Air Properties	14	102,335	33	274,950	47	377,285	-19%	-35%
Total Tier 1 and Open Air	44	193,412	179	878,669	223	1,072,081	25%	-7%

Tier 2 and Noncore Properties	6	43,280	45	263,878	51	307,158	4%	31%

Grand Total	50	236,692	224	1,142,547	274	1,379,239	21%	-1%

Leasing Results
Small Shop Deals for Enclosed Properties; Anchor and Small Shop Deals for Open Air

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Tier 1 Enclosed Retail Properties	82	68,577	164,594	233,171	$40.68	$31.15	$33.95	7.2	3.0	4.5	$3,652	$1,178	$53.25	$7.16
Open Air Properties	40	102,335	254,657	356,992	$18.79	$15.81	$16.67	8.6	4.2	5.8	$2,010	$600	$19.65	$2.36
Total Tier 1 and Open Air	122	170,912	419,251	590,163	$27.57	$21.83	$23.50	7.6	3.4	4.9	$5,662	$1,778	$33.13	$4.24

Tier 2 and Noncore Properties	16	7,614	37,047	44,661	$17.39	$18.91	$18.65	5.3	2.6	3.2	$53	$—	$7.00	$—

Total	138	178,526	456,298	634,824	$27.14	$21.60	$23.16	7.4	3.3	4.7	$5,715	$1,778	$32.01	$3.90

Note: The table above includes leasing results for enclosed properties for stores of 10,000 SF or less, also anchors and office leases are excluded. For open air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at March 31, 2021.

Average Base Rent PSF
	Base Minimum Rent PSF As of March 31,
	2021		2020
Tier 1 Enclosed Retail Properties	$28.42		$29.42
Open Air Properties	$13.93		$13.87
Total Tier 1 and Open Air Properties	$20.47		$21.23
                        SUPPLEMENTAL INFORMATION | 10

RELEASING SPREADS
Washington Prime Group Inc.
For the trailing 12 months ended March 31, 2021

	Square Footage of Signings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Open Air Properties:

New	132,355	$21.34	$21.60	$(0.26)	-1.2%
Renewal (1)	761,572	$17.47	$17.73	$(0.26)	-1.5%
All Deals	893,927	$18.04	$18.30	$(0.26)	-1.4%

Tier 1 Enclosed Retail Properties:

New	92,776	$45.34	$42.87	$2.47	5.8%
Renewal (1)	405,347	$39.43	$47.86	$(8.43)	-17.6%
All Deals	498,123	$40.53	$46.93	$(6.40)	-13.6%

Total Open Air and Tier 1 Properties:

New	225,131	$31.23	$30.37	$0.86	2.8%
Renewal (1)	1,166,919	$25.10	$28.19	$(3.09)	-11.0%
All Deals	1,392,050	$26.09	$28.55	$(2.46)	-8.6%

Note: The Company's Tier 2 and noncore properties are excluded from these metrics.
(1) The renewal spreads include rent restructure deals to address COVID-19. If these were excluded, renewal spreads would be -6.5% compared to a -11.0% and total spreads would be -3.7% compared to -8.6% above.
    SUPPLEMENTAL INFORMATION | 11

TOP 10 TENANTS
Washington Prime Group Inc.
As of March 31, 2021

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent (2)

Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Jared's, Kay Jewelers, Mark's & Morgan, Piercing Pagoda, Plumb Gold, Silver and Gold Connection, Zales Jewelers	97	129,062	0.2%	2.5%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	72	315,386	0.6%	2.0%
The Finish Line, Inc.	Finish Line, JD Sports	40	219,100	0.4%	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	37	208,444	0.4%	1.3%
Ulta Salon, Cosmetics & Fragrance, Inc.	Ulta Beauty	24	254,205	0.5%	1.2%
Regal Entertaimment Group (1)	Regal Cinema	5	224,179	0.4%	1.1%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	61	161,460	0.3%	1.1%
Sycamore Properties	Ann Taylor, Ann Taylor Factory Store, Belk, Box Lunch, Hot Topic, Lane Bryant, Loft, Talbots, Torrid	98	310,193	0.6%	1.0%
L Brands, Inc.	Bath & Body Works, Pink, Victoria's Secret, White Barn Candle	95	489,728	0.9%	1.0%
Genesco Inc.	Journeys, Journeys Kidz, Underground by Journeys	52	99,810	0.2%	1.0%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent (2)	Number of WPG Owned Stores

Macy's, Inc.	Macy's	24	4,299,870	8.2%	0.2%	4
JCPenney Company, Inc.	JCPenney	31	4,072,316	7.8%	1.2%	17
Dillard's, Inc.	Dillard's	19	2,571,689	4.9%	0.0%	1
Target Corporation	Target, Super Target	10	1,419,100	2.7%	0.0%	1
Kohl's Corporation	Kohl's	13	1,186,302	2.3%	1.1%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	17	1,019,185	1.9%	2.1%	15
Best Buy Co. Inc.	Best Buy	16	708,102	1.4%	1.7%	15
Wal-Mart Stores, Inc.	Wal-Mart	4	618,061	1.2%	0.0%	0
Sears Holding Corporation	Sears	4	616,943	1.2%	0.3%	1
TJX Companies	Home Goods, Marshalls, TJ Maxx	18	563,956	1.1%	1.2%	18

Note: Schedule above includes properties owned and managed at March 31, 2021.
(1) Excludes theaters that are categorized as anchors.
(2) Calculation includes fixed charges only.

                    SUPPLEMENTAL INFORMATION | 12

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of March 31, 2021

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	200	79,729	730,648	810,377	$2.25	$24.47	3.5%
2021	300	391,158	671,058	1,062,216	$1.18	$29.01	3.8%
2022	665	452,934	2,165,524	2,618,458	$10.58	$27.83	10.5%
2023	513	811,141	1,653,386	2,464,527	$11.20	$31.43	10.6%
2024	370	415,970	1,208,852	1,624,822	$9.39	$29.43	7.6%
2025	268	833,574	1,145,380	1,978,954	$12.63	$28.13	8.5%
2026	234	2,742,014	1,244,553	3,986,567	$3.64	$29.34	9.0%
2027	164	537,034	755,455	1,292,489	$7.84	$31.02	4.5%
2028	126	251,005	571,713	822,718	$14.25	$28.07	3.6%
2029	95	486,385	420,580	906,965	$7.08	$32.52	3.1%
2030	90	346,780	352,602	699,382	$7.44	$27.67	2.6%
2031 and Thereafter	50	844,060	374,913	1,218,973	$9.92	$20.13	3.1%
Specialty Leasing Agreements w/ terms in excess of 11 months	801	—	2,009,740	2,009,740	$—	$8.65	3.4%

Open Air Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	40	169,704	89,509	259,213	$10.71	$22.58	0.8%
2021	71	294,793	197,981	492,774	$2.38	$18.72	0.9%
2022	150	621,195	463,165	1,084,360	$10.00	$18.65	3.1%
2023	157	975,925	476,644	1,452,569	$10.64	$20.46	4.3%
2024	119	862,314	353,665	1,215,979	$8.88	$21.74	3.1%
2025	115	675,306	263,001	938,307	$12.54	$25.45	3.2%
2026	98	830,427	271,209	1,101,636	$10.83	$22.86	3.2%
2027	71	512,458	221,537	733,995	$10.93	$22.21	2.2%
2028	33	262,450	102,032	364,482	$14.33	$20.39	1.2%
2029	44	119,030	206,836	325,866	$15.96	$22.26	1.4%
2030	33	211,781	141,137	352,918	$11.50	$19.77	1.1%
2031 and Thereafter	29	410,824	151,235	562,059	$10.59	$18.63	1.5%
Specialty Leasing Agreements w/ terms in excess of 11 months	21	—	63,139	63,139	$—	$6.91	0.2%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA. Schedule includes leases for properties owned and managed at March 31, 2021.
                                        SUPPLEMENTAL INFORMATION | 13

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Consolidated Three Months Ended March 31, 2021	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended March 31, 2021	Consolidated Three Months Ended March 31, 2020	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended March 31, 2020

New Developments	$—	$—	$—	$—	$—	$—
Redevelopments, Renovations, and Expansions	$18,286	$3,809	$22,095	$40,129	$4,214	$44,343
Internal Leasing Costs	$307	$358	$665	$130	$214	$344

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$7,677	$1,149	$8,826	$7,643	$1,561	$9,204
Operational capital expenditures	2,693	228	2,921	7,718	431	8,149
Total Property Capital Expenditures	$10,370	$1,377	$11,747	$15,361	$1,992	$17,353

                        SUPPLEMENTAL INFORMATION | 14

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of March 31, 2021
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Mesa Mall	Grand Junction	CO	Dillard's will build new store to replace former Sears. Costs reflect demolition of building and parking lot and delivery of new pad and utilities as well as landscaped and upgraded parking field to Dillard's.	100%	$7,000 - $8,000		n/a (5)	$7,378		2021

Mall at Johnson City	Johnson City	TN	Replace former Sears with retail development anchored by Home Goods. Replace former Sears auto center with multi-tenant building for new restaurants.	51%	$7,000 - $8,000	(4)	5% - 6%	$3,337	(4)	2021

Morgantown Mall	Morgantown	WV	Replace former Belk store with Ollie's Bargain Outlet and new first to market retailers	100%	$7,000 - $8,000		5.5% - 6.5%	$4,816		2020/ 2021

Polaris Fashion Place	Columbus	OH	Replace former Sears with FieldhouseUSA and hospitality	51%	$10,000 - $11,000	(4)	4% - 5%	$9,258	(4)	2021

Southern Hills Mall	Sioux City	IA	Replace former Sears with Tilt Entertainment	100%	$5,000 - $6,000		9% - 10%	$—		2022

Southern Park Mall	Youngstown	OH	Phase I of redevelopment: Replace former Sears with new entertainment, dining, retail, and community green space	100%	$15,000 - $16,000	(6)	7.5% - 8.5%	$10,460		2021

Town Center at Aurora	Aurora	CO	Replace former Sears with FieldhouseUSA with addition of restaurants and hospitality	100%	$23,500 - $24,500		4.5% - 5.5%	$14,087		2021

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.
(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment other than near-term renewals, although each project does benefit other aspects of the property. The incremental yield does not consider prior rent paid by bankrupt tenants and does include the impact of co-tenancy cures as applicable.
(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) Dillard's will construct and own the building and provide a 10-year operating covenant.
(6) Does not include unallocated portions of the planned interior renovation. Estimated Costs are shown net of the approved public incentives package.

        SUPPLEMENTAL INFORMATION | 15

DEPARTMENT STORE REPOSITIONING STATUS
Washington Prime Group Inc.
Plans as of March 31, 2021

Count	Property	City	Former Department Store	Owner	Closing Date	Planned Replacement	Status
Department Stores formerly occupied by Sears / BonTon / Belk - March 31, 2021
Department Stores Addressed
1	Grand Central Mall	Parkersburg, WV	Sears	Lease	Dec-18	Home Goods, PetSmart, Ross Dress for Less, and TJ Maxx	Home Goods, PetSmart, and TJ Maxx all opened March 2021
2	Longview Mall	Longview, TX	Sears	Lease	Jan-19	Conn's HomePlus/ Other	Conn's opened January 2021
3	Mall at Fairfield Commons	Dayton, OH	Sears	Lease	Dec-18	Morris Home Furniture / Round1	Morris Home opened Q220/ Round1 opened Q419
4	Mall at Johnson City	Johnson City, TN	Sears	Lease	2020	Home Goods/ Other/ Dining	Home Goods lease executed
5	Markland Mall	Kokomo, IN	Carsons Pirie Scott	Lease	Aug-18	Dunham's Sports	Store opened September 2020
6	Mesa Mall	Grand Junction, CO	Sears	Lease	Nov-18	Dillard's	Under Construction
7	Mesa Mall	Grand Junction, CO	Herberger's	Lease	Aug-18	Dick's Sporting Goods	Lease executed
8	Morgantown Mall	Morgantown, WV	Belk	Lease	Mar-18	Ollie's Bargain Outlet/ Big Box	Ollie's opened Oct. 2020
9	Morgantown Mall	Morgantown, WV	Elder-Beerman	Lease	Aug-18	Dunham's Sports	Dunham's opened April 2020
10	Morgantown Mall	Morgantown, WV	Sears	Lease	Jan-19	WVU Medical fulfillment center	WVU Medical fulfillment center opened July 2020
11	Polaris Fashion Place	Columbus, OH	Sears	Lease	Mar-19	FieldhouseUSA / Mixed Use	FieldhouseUSA opened in March 2021
12	Southern Hills Mall	Sioux City, IA	Sears	Lease	Mar-19	Retail concepts	Proactive termination, LOI received
13	Southern Park Mall	Youngstown, OH	Sears	Lease	Jul-18	Entertainment / Outdoor greenspace	Proactive termination, Under construction
14	Southgate Mall	Missoula, MT	Herberger's	Lease	Aug-18	Dillard's	Dillard's opened June 2019
15	Town Center at Aurora	Aurora, CO	Sears	Lease	Dec-19	FieldhouseUSA / Mixed use	Lease executed, Under construction
16	WestShore Plaza	Tampa, FL	Sears	Lease	Mar-19	Mixed use	Proactive termination, Obtaining Entitlements

Active Planning / Evaluating Options
17	Lindale Mall	Cedar Rapids, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
18	Mall at Fairfield Commons	Dayton, OH	Elder-Beerman	Lease	Aug-18	Retail concepts	Active Planning
19	Northtown Mall	Blaine, MN	Herberger's	Lease	Aug-18	Retail concepts	Active Planning
20	Pearlridge Center	Aiea, HI	Sears	Lease	Apr-21	Sears announced closure in April 2021	Evaluating Options
21	Southern Hills Mall	Sioux City, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
22	Southgate Mall	Missoula, MT	Herberger's Men	Lease	Aug-18	Dining	Active Planning
23	Whitehall Mall	Whitehall, PA	Sears	Lease	Feb-20	Big box and small shop retail	Active Planning

Stores Occupied by Sears as of March 31, 2021
24	Weberstown Mall	Stocktown, CA	Sears	Ground lease		Mixed use	Active Planning

Note that the Company plans to spend up to $115M to $125M over the next two to three years to redevelop these 24 department store locations, in addition to the $111 million spent through March 31, 2021. This report is for the Company's Tier 1 and Open Air properties and excludes vacant department store boxes owned by Sears (3) and Macy's (1) as well as those owned by third parties such as Seritage.
    SUPPLEMENTAL INFORMATION | 16

PROPERTY INFORMATION
Washington Prime Group Inc.
As of March 31, 2021

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall (4)(8)(10)	SC	Anderson	100%	0	0	0	12/01/22	8.61%	Fixed	$16,595	$16,595
Arbor Hills	MI	Ann Arbor	51%	86,939	86,939	0	01/01/26	4.27%	Fixed	$23,585	$12,028
Arboretum, The	TX	Austin	51%	193,835	193,835	0	06/01/27	4.13%	Fixed	$59,400	$30,294
Ashland Town Center	KY	Ashland	100%	434,207	330,817	103,390	07/06/21	4.90%	Fixed	$34,803	$34,803
Bowie Town Center (9)	MD	Bowie (Wash, D.C.)	100%	583,036	281,738	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	869,837	428,483	441,354
Brunswick Square (4)	NJ	East Brunswick (New York)	100%	764,224	292,928	471,296	03/01/24	4.80%	Fixed	$67,865	$67,865
Charlottesville Fashion Square (4)(6)	VA	Charlottesville	100%	0	0	0	04/01/24	4.54%	Fixed	$45,068	$45,068
Chautauqua Mall	NY	Lakewood	100%	435,423	427,893	7,530
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace (9)	IN	Carmel (Indianapolis)	100%	577,605	558,729	18,876
Cottonwood Mall (4)	NM	Albuquerque	100%	1,048,121	567,892	480,229	04/06/24	4.82%	Fixed	$92,746	$92,746
Dayton Mall (4)	OH	Dayton	100%	1,447,821	776,040	671,781	09/01/22	4.57%	Fixed	$77,341	$77,341
Edison Mall (5)	FL	Fort Myers	100%	1,050,147	567,854	482,293
Grand Central Mall	WV	Parkersburg	100%	646,855	640,347	6,508	07/06/21	6.05%	Fixed	$37,851	$37,851
Great Lakes Mall (5)	OH	Mentor (Cleveland)	100%	1,249,424	657,737	591,687
Indian Mound Mall	OH	Newark	100%	555,445	382,784	172,661
Irving Mall (5)	TX	Irving (Dallas)	100%	1,051,712	488,167	563,545
Jefferson Valley Mall (5)	NY	Yorktown Heights (New York)	100%	583,063	417,371	165,692
Lima Mall	OH	Lima	100%	745,042	545,220	199,822
Lincolnwood Town Center (4)(8)(11)	IL	Lincolnwood (Chicago)	100%	422,997	422,996	1	04/01/21	8.26%	Fixed	$47,252	$47,252
Lindale Mall	IA	Cedar Rapids	100%	709,576	475,742	233,834
Longview Mall	TX	Longview	100%	646,518	347,721	298,797
Malibu Lumber Yard	CA	Malibu	51%	31,514	31,514	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,030,823	850,042	180,781
Mall at Johnson City, The	TN	Johnson City	51%	567,446	567,446	0	05/06/25	6.76%	Fixed	$42,240	$21,542
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	903,985	323,229	580,756
Markland Mall	IN	Kokomo	100%	394,048	371,263	22,785
Melbourne Square	FL	Melbourne	100%	711,201	420,383	290,818
Mesa Mall (9)	CO	Grand Junction	100%	804,034	432,013	372,021
Morgantown Mall	WV	Morgantown	100%	555,086	555,086	0
Muncie Mall (4)(7)	IN	Muncie	100%	0	0	0	04/01/21	4.19%	Fixed	$33,071	$33,071
New Towne Mall	OH	New Philadelphia	100%	497,427	497,427	0
Northtown Mall (9)	MN	Blaine	100%	635,856	635,856	0
Northwoods Mall	IL	Peoria	100%	669,312	360,320	308,992
Oak Court Mall (4)	TN	Memphis	100%	845,051	359,234	485,817	04/01/21	4.76%	Fixed	$36,069	$36,069
Oklahoma City Properties	OK	Oklahoma City	51%	327,553	325,307	2,246	06/01/27	3.90%	Fixed	$52,779	$26,917
							01/01/23	2.61%	Variable	$12,353	$6,300
Orange Park Mall (9)	FL	Orange Park (Jacksonville)	100%	952,725	555,545	397,180
Outlet Collection | Seattle, The (9)	WA	Seattle	100%	924,304	924,304	0
Paddock Mall (9)	FL	Ocala	100%	555,310	324,753	230,557
Pearlridge Center	HI	Aiea	51%	1,307,567	1,254,290	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$41,783	$21,309
Polaris Fashion Place	OH	Columbus	51%	1,373,708	736,193	637,515	03/01/25	3.90%	Fixed	$220,968	$112,694
							03/01/25	4.46%	Fixed	$15,270	$7,788
Port Charlotte Town Center (3)(4)(8)	FL	Port Charlotte	100%	777,241	493,032	284,209	01/31/21	9.30%	Fixed	$40,868	$40,868
Rolling Oaks Mall	TX	San Antonio	100%	882,095	285,787	596,308

    SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of March 31, 2021

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	764,039	764,039	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Southern Hills Mall	IA	Sioux City	100%	773,824	669,235	104,589
Southern Park Mall	OH	Youngstown	100%	1,019,770	832,206	187,564
Southgate Mall	MT	Missoula	100%	552,554	410,021	142,533	09/27/23	4.48%	Fixed	$35,386	$35,386
Sunland Park Mall	TX	El Paso	100%	908,476	332,639	575,837
Town Center at Aurora	CO	Aurora (Denver)	100%	1,081,451	494,953	586,498	04/01/21	2.65%	Variable	$50,500	$50,500
Town Center Crossing & Plaza	KS	Leawood	51%	670,663	534,102	136,561	02/01/27	4.25%	Fixed	$31,731	$16,183
							02/01/27	5.00%	Fixed	$64,268	$32,777
Waterford Lakes Town Center	FL	Orlando	100%	967,287	692,787	274,500	05/06/29	4.86%	Fixed	$175,158	$175,158
Weberstown Mall	CA	Stockton	100%	846,915	263,245	583,670	06/08/21	2.80%	Variable	$65,000	$65,000
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,216,917	444,225	772,692	04/01/24	4.65%	Fixed	$74,805	$74,805
WestShore Plaza (9)	FL	Tampa	100%	1,093,693	865,231	228,462
Enclosed Retail Properties Total				38,785,950	25,539,188	13,246,762				$1,939,755	$1,445,160

Open Air Properties
Bloomingdale Court (9)	IL	Bloomingdale (Chicago)	100%	675,988	385,543	290,445
Bowie Town Center Strip (9)	MD	Bowie (Wash, D.C.)	100%	106,636	40,974	65,662
Canyon View Marketplace	CO	Grand Junction	100%	199,815	43,053	156,762	11/06/23	5.47%	Fixed	$4,993	$4,993
Chesapeake Center (9)	VA	Chesapeake (Virginia Beach)	100%	276,801	128,972	147,829
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	240,769	234,387	6,382	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza (9)	IL	Countryside (Chicago)	100%	403,455	203,994	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,998	109,479	59,519
Empire East (9)	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	239,483	239,483	0
Fairfield Town Center (9)	TX	Houston	100%	448,381	269,381	179,000
Forest Plaza	IL	Rockford	100%	439,556	428,259	11,297	10/01/29	3.67%	Fixed	$30,250	$30,250
Gaitway Plaza (3)(9)	FL	Ocala	96%	197,435	196,635	800
Gateway Centers	TX	Austin	51%	513,612	411,309	102,303	06/01/27	4.03%	Fixed	$112,500	$57,375
Greenwood Plus (9)	IN	Greenwood (Indianapolis)	100%	152,123	146,091	6,032
Henderson Square (9)	PA	King of Prussia (Philadelphia)	100%	107,368	53,612	53,756
Keystone Shoppes (9)	IN	Indianapolis	100%	36,507	36,507	0
Lake Plaza (9)	IL	Waukegan (Chicago)	100%	215,590	124,961	90,629
Lake View Plaza (9)	IL	Orland Park (Chicago)	100%	364,548	309,139	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,055	355,618	30,437	10/01/29	3.67%	Fixed	$49,710	$49,710
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing (9)	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	140,028	140,028	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,564	317,429	123,135	10/06/22	4.28%	Fixed	$20,986	$20,986
Markland Plaza (9)	IN	Kokomo	100%	84,727	80,977	3,750
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/01/29	3.67%	Fixed	$10,550	$10,550
North Ridge Shopping Center	NC	Raleigh	100%	171,492	166,092	5,400	12/01/22	3.41%	Fixed	$11,158	$11,158
Northwood Plaza (9)	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	51%	389,618	389,618	0	08/01/21	5.49%	Fixed	$32,400	$16,524
Plaza at Buckland Hills, The (9)	CT	Manchester	100%	309,895	254,881	55,014

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PROPERTY INFORMATION
Washington Prime Group Inc.
As of March 31, 2021

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Open Air Properties
Richardson Square (9)	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons (9)	NJ	Rockaway (New York)	100%	229,929	226,179	3,750
Rockaway Town Plaza (9)	NJ	Rockaway (New York)	100%	306,440	73,158	233,282
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	178,769	175,385	3,384
Shops at Arbor Walk, The	TX	Austin	51%	309,010	280,261	28,749	08/01/21	5.49%	Fixed	$36,618	$18,675
Shops at North East Mall, The (9)	TX	Hurst (Dallas)	100%	365,169	365,169	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	388,517	329,675	58,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center (9)	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	382,330	216,194	166,136
Village Park Plaza (9)	IN	Carmel (Indianapolis)	100%	501,898	290,009	211,889
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	379,172	234,554	144,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	385,414	263,231	122,183	10/01/29	3.67%	Fixed	$26,490	$26,490
Whitehall Mall	PA	Whitehall	100%	603,475	588,601	14,874
Wolf Ranch (9)	TX	Georgetown (Austin)	100%	632,025	419,839	212,186
Open Air Properties Total				13,659,545	9,751,145	3,908,400				$351,655	$262,711

Total				52,445,495	35,290,333	17,155,162				$2,291,410	$1,707,871	(12)

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives approximately 96%-100% of the economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).
(4) Noncore property.
(5) Land is subject to a ground lease with Perennial. The net carrying value of the financial liability at 3/31/21 is $89.6 million and interest is being recognized at an effective rate of 8.5%. The ground lease is subject to a repurchase option in 2049 of $109.3 million. The difference between the net carrying value of the financial liability and the repurchase option price is being accreted through interest expense over the applicable term.
(6) On March 17, 2020, the Company received notification that a receiver was appointed to manage and lease Charlottesville Fashion Square. An affiliate of the Company still holds title to the property.
(7) On April 14, 2020, the Company received notification that a receiver was appointed to manage and lease Muncie Mall. An affiliate of the Company still holds title to the property.
(8) The interest rate on the loan is subject to a 4.00% penalty for being in default.
(9) Property is collateral for the credit facility debt.
(10) On March 8, 2021, the Company received notification that a receiver was appointed to manage and lease Anderson Mall. An affiliate of the Company still holds title to the property.
(11) On April 8, 2021, the Company received notification that a receiver was appointed to manage and lease Lincolnwood Town Center. An affiliate of the Company still holds title to the property.
(12) Our share of the joint venture debt excludes the $1.9 million indirect 12.5% ownership interest in another real estate project.

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NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 21 and 22 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

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NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

Three Months Ended March 31, 2021
WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent (1)	$18,691
Overage rent	310
Tenant reimbursements	6,527
Changes in estimate of collectibility of rental income	292
Other income	184
Total revenues	26,004

Expenses:
Property operating	(6,111)
Real estate taxes	(3,698)
Advertising and promotion	(187)
Total recoverable expenses	(9,996)
Depreciation and amortization	(10,698)
General and administrative	(12)
Ground rent	(1,471)
Total operating expenses	(22,177)

Interest expense, net	(5,991)
Income and other taxes	(43)
Loss from unconsolidated entities, net	$(2,207)

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.
(1) For the three months ended March 31, 2021, Minimum rent is net of $1.4 million of executed rent abatements as well as an accrual for an estimate of abatements not yet processed.

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NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

March 31, 2021 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$1,191,004
Construction in progress	14,889
1,205,893
Less: accumulated depreciation	258,380
947,513

Cash and cash equivalents	24,947
Tenant receivables and accrued revenue, net (see below)	18,356
Deferred costs and other assets (see below)	145,811
Total assets	$1,136,627

Liabilities and members' equity:
Mortgage notes payable	$610,497
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	144,646
Total liabilities	755,143
Members' equity	381,484
Total liabilities and members' equity	$1,136,627

Supplemental Balance Sheet Detail:

Tenant receivables and accrued revenue, net:
Straight-line receivable, net of reserve	$10,253
Tenant receivable	9,049
Deferred receivable	2,226
Unbilled receivables and other	4,152
Allowance for doubtful accounts, net	(7,324)
Total	$18,356

Deferred costs and other assets:
Deferred leasing, net	$10,836
In place lease intangibles, net	15,410
Acquired above market lease intangibles, net	18,236
Right of use asset	88,421
Mortgage and other escrow deposits	10,004
Prepaids, notes receivable and other assets, net	2,904
Total	$145,811

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$34,729
Below market leases, net	17,474
Lease liability	88,421
Other	4,022
Total	$144,646

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.
    SUPPLEMENTAL INFORMATION | 22

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDAre	Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and adjustments related to pro-rata share of unconsolidated entities. The calculation is consistent with the definition published by The National Association of Real Estate Investment Trusts ("NAREIT") in a white paper issued in September 2017.
- Funds from operations (FFO)	Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. NAREIT defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.
- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)	Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income, sales from outparcels, material insurance proceeds, and other noncash items such as straight-line rent and fair value adjustments.
- Occupancy	Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For open air properties, all owned GLA other than office are included in the calculation.
- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread	Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For open air properties, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the trailing twelve month period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.
- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

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